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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                Current Report
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported): OCTOBER 10, 1997

                      BAY VIEW SECURITIZATION CORPORATION
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               (Exact name of registrant as specified in charter)



          DELAWARE                        333-16233               93-1225376
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 State or other jurisdiction of     (Commission File No.)     (I.R.S. Employer
 incorporation or organization                               Identification No.)


        C/O BAY VIEW BANK
       1840 GATEWAY DRIVE
      SAN MATEO, CALIFORNIA                                  94404
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Address of principal executive offices                      Zip Code




      Registrant's telephone number, including area code: (650) 573-7300


      2121 SO. EL CAMINO REAL, SAN MATEO, CALIFORNIA 94403, (415) 573-7300
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             (Former name, former address, and former fiscal year,
                         if changed since last report)
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Item 7.     Financial Statements, Pro forma Financial Information and Exhibits

Exhibit 99.1     Monthly Servicer's Report dated September 30, 1997

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.

                                         BAY VIEW 1997 RA-1 AUTO TRUST
                                    BY:  BAY VIEW SECURITIZATION CORPORATION
                                         ORIGINATOR OF TRUST

Dated:    October 23, 1997          By:  /s/ David A. Heaberlin
                                         ----------------------
                                         David A. Heaberlin
                                         Treasurer and Chief Financial Officer

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